AMERITAS LIFE OF NY

SEPARATE ACCOUNT VUL

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021
AND FOR EACH OF THE PERIODS IN THE TWO YEARS THEN ENDED
AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyowners of Ameritas Life of NY Separate Account VUL

and the Board of Directors of Ameritas Life Insurance Corp. of New York

Lincoln, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 1 which comprise Ameritas Life of NY Separate Account VUL (the “Account”) as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the subaccounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 11, 2022

We have served as the Account’s auditor since 2001.

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AMERITAS LIFE OF NY
SEPARATE ACCOUNT VUL
STATEMENTS OF NET ASSETS
DECEMBER 31, 2021

ASSETS
INVESTMENTS AT FAIR VALUE:

Calvert Variable Products, Inc. (Summit):
Calvert VP S&P 500 Index Portfolio (S&P 500) -
241.234 shares at $200.13 per share (cost $27,466)	$48,278
Calvert VP S&P MidCap 400 Index Portfolio, Class I (S&P MidCap) -
986.961 shares at $144.47 per share (cost $94,196)	142,586
Fidelity Variable Insurance Products (Fidelity):
Fidelity(R) VIP Equity-Income Portfolio(SM), Service Class 2 (Equity-Income SC2) -
3,751.938 shares at $25.27 per share (cost $80,655)	94,811
Fidelity(R) VIP Overseas Portfolio, Service Class 2 (Overseas SC2) -
176.301 shares at $28.94 per share (cost $3,604)	5,102
Fidelity(R) VIP Investment Grade Bond Portfolio, Service Class 2 (Inv. Bond SC2) -
133.517 shares at $12.98 per share (cost $1,719)	1,733
Fidelity(R) VIP Contrafund(SM) Portfolio, Service Class 2 (Contrafund SC2) -
713.176 shares at $52.51 per share (cost $23,603)	37,449
Fidelity(R) VIP Government Money Market Portfolio, Initial Class (Money Market) -
0.000 shares at $1.00 per share (cost $0)	-

NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS	$329,959

The accompanying notes are an integral part of these financial statements.

FS-3

AMERITAS LIFE OF NY

SEPARATE ACCOUNT VUL

FOR THE PERIODS ENDED DECEMBER 31

	Summit

	S&P 500

	2021
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$582
Mortality and expense risk charge	(303)
Net investment income(loss)	279

Realized gain(loss) on investments:
Net realized gain distributions	2,121
Net realized gain(loss) on sale of fund shares	359
Net realized gain(loss)	2,480

Change in unrealized appreciation/depreciation	7,728

Net increase(decrease) in net assets resulting
from operations	$10,487

	S&P 500

STATEMENTS OF CHANGES IN NET ASSETS	2021	2020
Increase(decrease) in net assets from operations:
Net investment income(loss)	$279	$337
Net realized gain(loss)	2,480	1,350
Net change in unrealized appreciation/depreciation	7,728	3,964
Net increase(decrease) in net assets resulting
from operations	10,487	5,651

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	-	-
Subaccounts transfers (including fixed account), net	-	-
Transfers for policyowner benefits and terminations	-	-
Policyowner maintenance charges	(572)	(642)
Net increase(decrease) from policyowner transactions	(572)	(642)

Total increase(decrease) in net assets	9,915	5,009
Net assets at beginning of period	38,363	33,354
Net assets at end of period	$48,278	$38,363

The accompanying notes are an integral part of these financial statements.

FS-4

Summit		Fidelity
S&P		Equity-Income		Overseas
MidCap		SC2		SC2

2021		2021		2021

$1,139		$1,482		$16
(936)		(611)		(33)
203		871		(17)

3,866		10,171		356
808		274		19
4,674		10,445		375

22,266		6,788		424

$27,143		$18,104		$782

S&P MidCap		Equity-Income SC2		Overseas SC2

2021	2020	2021	2020	2021	2020

$203	$514	$871	$623	$(17)	$(17)
4,674	3,576	10,445	2,960	375	23
22,266	8,424	6,788	346	424	524

27,143	12,514	18,104	3,929	782	530

3,964	3,964	4,031	4,031	146	145
-	-	-	-	-	-
-	-	-	-	-	-
(1,637)	(1,654)	(1,060)	(1,134)	(37)	(41)
2,327	2,310	2,971	2,897	109	104

29,470	14,824	21,075	6,826	891	634
113,116	98,292	73,736	66,910	4,211	3,577
$142,586	$113,116	$94,811	$73,736	$5,102	$4,211

FS-5

AMERITAS LIFE OF NY

SEPARATE ACCOUNT VUL

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	Inv. Bond
	SC2

	2021
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$31
Mortality and expense risk charge	(11)
Net investment income(loss)	20

Realized gain(loss) on investments:
Net realized gain distributions	48
Net realized gain(loss) on sale of fund shares	3
Net realized gain(loss)	51

Change in unrealized appreciation/depreciation	(96)

Net increase(decrease) in net assets resulting
from operations	$(25)

	Inv. Bond SC2

STATEMENTS OF CHANGES IN NET ASSETS	2021	2020
Increase(decrease) in net assets from operations:
Net investment income(loss)	$20	$22
Net realized gain(loss)	51	5
Net change in unrealized appreciation/depreciation	(96)	103
Net increase(decrease) in net assets resulting
from operations	(25)	130

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	134	134
Subaccounts transfers (including fixed account), net	-	-
Transfers for policyowner benefits and terminations	-	-
Policyowner maintenance charges	(64)	(70)
Net increase(decrease) from policyowner transactions	70	64

Total increase(decrease) in net assets	45	194
Net assets at beginning of period	1,688	1,494
Net assets at end of period	$1,733	$1,688

The accompanying notes are an integral part of these financial statements.

FS-6

Fidelity
Contrafund
SC2		Money Market

2021		2021

$9		$-
(231)		-
(222)		-

4,264		-
181		-
4,445		-

3,563		-

$7,786		$-

Contrafund SC2		Money Market

2021	2020	2021	2020

$(222)	$(154)	$-	$-
4,445	245	-	-
3,563	6,423	-	-

7,786	6,514	-	-

781	781	-	-
-	-	-	-
-	-	-	-
(304)	(323)	-	-
477	458	-	-

8,263	6,972	-	-
29,186	22,214	-	-
$37,449	$29,186	$-	$-

FS-7

AMERITAS LIFE OF NY SEPARATE ACCOUNT VUL NOTES TO FINANCIAL STATEMENTS FOR THE PERIODS ENDED DECEMBER 31, 2021 AND 2020

1. ORGANIZATION

Ameritas Life of NY Separate Account VUL (the “Account”) began operations during 2001. It operates as a separate investment account within Ameritas Life Insurance Corp. of New York (the “Company”), a wholly owned subsidiary of Ameritas Life Insurance Corp. The assets of the Account are held by the Company and are segregated from all of the Company’s other assets and are used only to support the variable life products issued by the Company.

Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a fund series. At December 31, 2021, there are seven subaccounts available within the Account listed as follows:

Calvert Research and Management
(Advisor) (See Note 3)
Summit (Fund Series short cite)
*S&P 500 (Subaccount short cite)
*S&P MidCap

Fidelity Management & Research
Company LLC
Fidelity
*Equity-Income SC2
*Overseas SC2
*Inv. Bond SC2
*Contrafund SC2
*Money Market

Note: The above chart references the fund series and subaccount short cites from the Statements of Net Assets.

FS-8

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners’ units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

FAIR VALUE MEASUREMENTS

The accounting guidance on fair value measurements establishes a framework for measuring fair value and expands disclosures about fair value measurements. It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The fair value measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. Each asset and liability carried at fair value is classified into one of the following categories:

•	Level 1 – Quoted market prices in active markets for identical assets or liabilities.
•	Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data.
•	Level 3 – Unobservable inputs that are not corroborated by market data.

Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, pricing information is provided on an ongoing basis. Shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

FEDERAL AND STATE INCOME TAXES

The operations of the Account form a part of and are taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

FS-9

3. RELATED PARTIES

Ameritas Investment Partners, Inc., an affiliate of the Company, provides sub-advisor services to certain portfolios of the Summit funds for a fee. These fees are reflected in the daily value of the underlying portfolio share price. The fee is computed separately for each underlying portfolio on daily average net assets, at an annual rate, as of December 31, 2021 and 2020, as follows:

Sub-Advisor Fee %
Summit:
S&P 500.050
S&P MidCap	.050

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments in the subaccounts for the period ended December 31, 2021 were as follows:

	Purchases	Sales
Summit:
S&P 500	$2,702	$875
S&P MidCap	8,890	2,495

Fidelity:
Equity-Income SC2	15,561	1,549
Overseas SC2	512	64
Inv. Bond SC2	206	68
Contrafund SC2	4,994	474
Money Market	-	-

FS-10

5. FINANCIAL HIGHLIGHTS

The unit value, units, net assets, investment income ratio (“Inv. Income Ratio”), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded). Total returns, unit values and expense ratios in this table may not be applicable to all policies.

Inv. Income Ratio – The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

Expense Ratio – The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. During the year ended December 31, 2021, this fee was .70 percent (annualized) of net assets. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units were $5 per policy monthly. On all life insurance policies, cost of insurance is charged to each policyowner monthly through the redemption of units. The cost of insurance is determined based upon several variables, including policyowners death benefit amount and account value.

Total Return – The Total Return represents the change in the unit value reported year-to-date; however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

FS-11

5. FINANCIAL HIGHLIGHTS, continued

	At December 31			For the Periods Ended December 31
			Net	Inv.
	Unit		Assets	Income	Expense	Total
	Value ($)	Units	($)	Ratio %	Ratio %	Return %
Summit:
S&P 500
2021	360.61	134	48,278	1.34	0.70	27.52
2020	282.77	136	38,363	1.72	0.70	17.28
2019	241.11	138	33,354	1.81	0.70	30.25
2018	185.12	141	26,132	1.93	0.70	(5.40)
2017	195.68	144	28,213	1.47	0.70	20.63

S&P MidCap
2021	225.44	632	142,586	0.85	0.70	23.55
2020	182.47	620	113,116	1.26	0.70	12.53
2019	162.16	606	98,292	1.19	0.70	24.96
2018	129.76	589	76,441	1.17	0.70	(11.96)
2017	147.39	575	84,702	0.72	0.70	15.10

Fidelity:
Equity-Income SC2
2021	82.48	1,150	94,811	1.69	0.70	23.74
2020	66.65	1,106	73,736	1.67	0.70	5.69
2019	63.06	1,061	66,910	1.86	0.70	26.23
2018	49.96	1,004	50,168	2.10	0.70	(9.18)
2017	55.01	953	52,402	1.54	0.70	11.87

Overseas SC2
2021	45.84	111	5,102	0.34	0.70	18.56
2020	38.67	109	4,211	0.23	0.70	14.53
2019	33.76	106	3,577	1.61	0.70	26.62
2018	26.66	103	2,735	1.37	0.70	(15.66)
2017	31.61	99	3,140	1.26	0.70	29.09

Inv. Bond SC2
2021	16.38	106	1,733	1.83	0.70	(1.56)
2020	16.64	101	1,688	2.07	0.70	8.41
2019	15.35	97	1,494	2.61	0.70	8.60
2018	14.13	93	1,315	2.36	0.70	(1.42)
2017	14.34	88	1,264	2.30	0.70	3.32

Contrafund SC2
2021	141.57	265	37,449	0.03	0.70	26.63
2020	111.80	261	29,186	0.07	0.70	29.33
2019	86.44	257	22,214	0.22	0.70	30.37
2018	66.31	251	16,633	0.45	0.70	(7.29)
2017	71.52	245	17,500	0.80	0.70	20.75

FS-12

5. FINANCIAL HIGHLIGHTS, continued

	At December 31			For the Periods Ended December 31
			Net	Inv.
	Unit		Assets	Income	Expense	Total
	Value ($)	Units	($)	Ratio %	Ratio %	Return %
Fidelity, continued:
Money Market
2021	-	-	-	-	-	-
2020	-	-	-	-	-	-
2019	-	-	-	-	-	-
2018	-	-	-	-	-	-
2017	-	-	-	-	-	-

FS-13

6. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the periods ended December 31 were as follows:

	2021	2020
Summit:
S&P 500
Units issued	-	1
Units redeemed	(2)	(3)
Net increase(decrease)	(2)	(2)

S&P MidCap
Units issued	20	25
Units redeemed	(8)	(11)
Net increase(decrease)	12	14

Fidelity:
Equity-Income SC2
Units issued	58	65
Units redeemed	(14)	(20)
Net increase(decrease)	44	45

Overseas SC2
Units issued	3	4
Units redeemed	(1)	(1)
Net increase(decrease)	2	3

Inv. Bond SC2
Units issued	9	8
Units redeemed	(4)	(4)
Net increase(decrease)	5	4

Contrafund SC2
Units issued	6	8
Units redeemed	(2)	(4)
Net increase(decrease)	4	4

Money Market
Units issued	-	-
Units redeemed	-	-
Net increase(decrease)	-	-

FS-14

AMERITAS LIFE INSURANCE
CORP. OF NEW YORK

     ________________

STATUTORY BASIS FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2021 AND 2020 AND FOR EACH OF THE
THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 2021
SUPPLEMENTAL SCHEDULES AS OF AND FOR THE
YEAR ENDED DECEMBER 31, 2021
AND INDEPENDENT AUDITORS’ REPORTS

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors
Ameritas Life Insurance Corp. of New York
Lincoln, Nebraska

We have audited the statutory-basis financial statements of Ameritas Life Insurance Corp. of New York (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, and the related statutory-basis statements of summary of operations and changes in capital and surplus and statements of cash flows for the years then ended, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1 to the statutory basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Other Information Included in the Annual Report

Management is responsible for the other information included in the annual report. The other information comprises the information included in the annual report but does not include the statutory-basis financial statements and our auditor’s report thereon. Our opinion on the statutory-basis financial statements does not cover the other information, and we do not express an opinion or any form of assurance thereon.

In connection with our audit of the statutory-basis financial statements, our responsibility is to read the other information and consider whether a material inconsistency exists between the other information and the statutory-basis financial statements, or the other information otherwise appears to be materially misstated. If, based on the work performed, we conclude that an uncorrected material misstatement of the other information exists, we are required to describe it in our report.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
March 24, 2022

AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Balance Sheets - Statutory Basis
(in thousands, except shares)

	December 31
	2021	2020
ADMITTED ASSETS
Bonds	$978,283	$957,154
Common stocks	1,713	1,718
Mortgage loans	235,357	221,406
Cash, cash equivalents, and short-term investments	17,388	45,569
Loans on insurance contracts	30,318	29,971
Derivative assets	9,718	9,967
Other investments	11,245	11,306
Total Cash and Invested Assets	1,284,022	1,277,091

Investment income due and accrued	9,544	9,572
Deferred and uncollected premiums	8,405	8,891
Federal income tax recoverable - affiliates	1,358	1,597
Net deferred income tax asset	6,592	7,056
Reinsurance receivables	10,237	9,813
Reinsurance premium refund (Note 1)	3,339	3,493
Other admitted assets	2,632	1,534
Separate account assets	492,219	473,155
Total Admitted Assets	$1,818,348	$1,792,202

LIABILITIES, CAPITAL AND SURPLUS
Reserves for life, accident and health policies	$1,086,087	$1,099,647
Deposit-type funds	34,892	35,199
Reserves for unpaid claims	6,581	12,800
Dividends payable to policyholders	634	840
Interest maintenance reserve	5,644	7,200
Accrued commissions, expenses and insurance taxes	2,159	2,370
Accrued separate account transfers	346	243
Asset valuation reserve	9,972	9,102
Reinsurance payables	8,868	8,158
Funds held under coinsurance – affiliate	38,775	40,235
Payable to affiliates	1,978	5,017
Other liabilities	10,758	10,481
Separate account liabilities	492,219	473,155
Total Liabilities	1,698,913	1,704,447

Common stock, par value $1,000 per share; 2,000 shares authorized,
issued and outstanding	2,000	2,000
Additional paid in capital	186,202	186,202
Unassigned surplus	(68,767)	(100,447)
Total Capital and Surplus	119,435	87,755
Total Liabilities, Capital and Surplus	$1,818,348	$1,792,202

The accompanying notes are an integral part of the statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Summary of Operations and Changes in Capital and Surplus – Statutory Basis
(in thousands)

	Years Ended December 31
	2021	2020	2019
Premiums and Other Revenue
Premium income, net	$167,293	$190,734	$170,047
Premium income – assumed modco reinsurance – affiliate	1,003	1,353	15,728
Net investment income	54,763	52,908	51,233
Commissions and expense allowances on reinsurance ceded	2,893	3,078	3,472
Separate account reserve transfer assumed – affiliate	17,356	15,289	7,913
Miscellaneous income	6,566	6,031	6,195
Total Premiums and Other Revenue	249,874	269,393	254,588

Expenses
Benefits to policyholders	226,850	221,690	212,816
Modco reinsurance adjustment – affiliate	1,003	1,353	15,728
Change in reserves for life, accident and health policies	(13,561)	53,558	19,071
Commissions	12,504	11,429	11,561
General insurance expenses	28,599	24,481	25,368
Taxes, licenses and fees	3,416	3,883	3,038
Net transfers from separate accounts	(43,228)	(26,291)	(20,382)
Total Expenses	215,583	290,103	267,200

Gain (Loss) from Operations before Dividends, Federal Income Tax
Benefit and Net Realized Capital Losses	34,291	(20,710)	(12,612)
Dividends to policyholders	643	830	904
Gain (Loss) from Operations before Federal Income Tax
Benefit and Net Realized Capital Losses	33,648	(21,540)	(13,516)
Federal income tax expense	672	625	1,841
Gain (Loss) from Operations before Net Realized Capital Losses	32,976	(22,165)	(15,357)
Net realized capital losses, net of taxes	(25)	(384)	(486)
Net Income (Loss)	32,951	(22,549)	(15,843)

Additional paid in capital
Capital contribution from parent	—	—	30,000

Unassigned surplus
Change in unrealized gains, net of tax	160	241	1,620
Change in net deferred income taxes	(5,778)	5,175	5,569
Change in non-admitted assets	5,399	(4,888)	(5,034)
Change in liability for reinsurance in unauthorized companies	(182)	(82)	195
Change in asset valuation reserve	(870)	(892)	(758)
Change in valuation basis (Note 1)	—	981	—
Correction of error (Note 1)	—	1,545	—
Net Change in Capital and Surplus	31,680	(20,469)	15,749

Capital and Surplus at the Beginning of the Year	87,755	108,224	92,475
Capital and Surplus at the End of Year	$119,435	$87,755	$108,224

The accompanying notes are an integral part of the statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Statement of Cash Flows - Statutory Basis
(in thousands)

	Years Ended December 31
	2021	2020	2019
OPERATING ACTIVITIES
Premium collected net of reinsurance	$170,484	$191,900	$169,927
Net investment income received	54,116	51,787	51,581
Separate account reserve transfer assumed – affiliate	16,590	15,637	9,767
Miscellaneous income	9,731	9,179	9,551
Benefits paid to policyholders	(232,353)	(205,248)	(227,164)
Commissions, expenses and taxes paid	(46,563)	(41,730)	(41,856)
Dividends paid to policyholders	(849)	(922)	(863)
Net transfers from separate accounts	43,331	26,458	20,485
Federal income taxes received (paid)	(513)	(4,440)	1,218
Net Cash from Operating Activities	13,974	42,621	(7,354)

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid	173,018	134,293	145,821
Cost of investments acquired	(209,348)	(193,281)	(144,299)
Net change in loans on insurance contracts	(753)	(903)	1,778
Net Cash from Investing Activities	(37,083)	(59,891)	3,300

FINANCING AND MISCELLANEOUS ACTIVITIES
Capital contributions from parent	—	—	30,000
Change in deposit-type funds	(306)	(55)	9,144
Other miscellaneous, net	(4,766)	3,710	(2,408)
Net Cash from Financing and Miscellaneous Activities	(5,072)	3,655	36,736

Net Change in Cash, Cash Equivalents and Short-Term
Investments	(28,181)	(13,615)	32,682

Cash, Cash Equivalents and Short-Term Investments
– Beginning of Year	45,569	59,184	26,502

Cash, Cash Equivalents and Short-Term Investments
– End of Year	$17,388	$45,569	$59,184

Non-cash transactions from investing activities:
Exchanges of bonds and stocks	$299	$1,019	$11,006

The accompanying notes are an integral part of the statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Notes to Financial Statements - Statutory Basis
For the Years Ended December 31, 2021, 2020 and 2019
(in thousands)

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
Ameritas Life Insurance Corp. of New York (the Company or Ameritas NY), a stock life insurance company domiciled in the State of New York, is a wholly owned subsidiary of Ameritas Life Insurance Corp. (Ameritas Life). Ameritas Life is a wholly-owned subsidiary of Ameritas Holding Company (AHC), and AHC is a wholly-owned subsidiary of Ameritas Mutual Holding Company (AMHC). AMHC is a mutual insurance holding company. Owners of designated policies issued by the Company have membership interest in AMHC, while contractual rights remain with the Company. AHC also wholly owns Ameritas Investment Partners, Inc. (AIP), an advisor providing investment management services to the Company.

Ameritas Life is an insurance company domiciled in the State of Nebraska. In addition to the Company, Ameritas Life owns Ameritas Investment Company, LLC (AIC), a broker dealer. Ameritas Life previously owned Calvert Investments, Inc. (Calvert), a provider of investment and administrative services (dissolved March 31, 2020); and Griffin Realty LLC (Griffin), a real estate company (dissolved September 30, 2021). Effective January 1, 2020, AIC converted from a corporation to a single member limited liability company, and Ameritas Life formed two single member limited liability companies, Variable Contract Agency LLC (VCA), an insurance agency, and Ameritas Advisory Services LLC (AAS), an investment advisor to house AIC insurance agency licenses and registered investment advisory activity, respectively. Effective April 30, 2020, Ameritas Life acquired Select Benefits Group, LLC dba Dental Select (Dental Select), a third-party administrator (TPA) for dental and vision insurance plans. Effective September 30, 2021, Ameritas Life acquired BlueStar Retirement Services, Inc. (BlueStar), a full-service recordkeeper and third-party administrator for retirement plans, and converted it to a single member limited liability company.
The Company’s insurance operations consist of life and health insurance, annuity, group pensions and retirement contracts as well as group dental and vision products issued in the State of New York.

Basis of Presentation
The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services (NY-DFS).

Accounting practices and procedures of the National Association of Insurance Commissioners (NAIC) as prescribed or permitted by NY-DFS comprise a comprehensive basis of accounting (NAIC SAP) other than accounting principles generally accepted in the United States of America (GAAP).

NAIC SAP has been adopted as a component of prescribed or permitted practices by NY-DFS with modifications as the State of New York has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. Specifically New York adopted NAIC SAP Life, Deposit-type and Accident and Health Reinsurance with the following addition: If a ceding insurer that receives credit for reinsurance by way of deduction from its reserve liability remits the associated reinsurance premiums for coverage beyond the paid-to-date of the policy, the ceding insurer may record an asset for the portion of the gross reinsurance premium that provides reinsurance coverage for the period from the next policy premium due date to the earlier of 1) the end of the policy year or 2) the next reinsurance premium due date. The asset shall be admitted as a write-in asset to the extent that the reinsurer must refund premiums to the ceding insurer in the event of either the termination of the ceded policy or the termination of the reinsurance agreement. The Company recognized the asset of $3,339 and $3,493 at December 31, 2021 and 2020, respectively, related to the refund of reinsurance premiums on the Balance Sheets – Statutory Basis.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and the NY-DFS is shown below:

	December 31
	2021	2020	2019
Net income (loss) New York basis	$32,951	$(22,549)	$(15,843)
New York Prescribed Practices that increase (decrease) NAIC SAP
NY Reg 172	(206)	(493)	(95)
Net income (loss) NAIC SAP	$33,157	$(22,056)	$(15,748)

Statutory Surplus New York basis	$119,435	$87,755	$108,224
New York Prescribed Practices that increase (decrease) NAIC SAP
NY Reg 172	(2,399)	(2,193)	(1,700)
Statutory Capital and Surplus, NAIC SAP	$121,834	$89,948	$109,924

The impact of the New York prescribed accounting practices had an immaterial impact on the Company’s Risk Based Capital.

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments (OTTI). Throughout 2020 and 2021, the COVID-19 pandemic has resulted in extreme stress and disruption in the economy, financial markets and business operations. At this stage, the impact on our results of operations, financial condition and cash flows has not been material. The pandemic will continue to disrupt the economy and markets for an indefinite period of time and the Company continues to monitor the risks to investments and insurance liabilities. The Company cannot predict what impact the COVID-19 pandemic will ultimately have on the economy, financial markets or our business.

Current NAIC SAP practices vary from GAAP. The more significant variances between NAIC SAP and GAAP are as follows:

Under NAIC SAP, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating or classification, and any adjustments to fair value are reported directly in surplus. Under GAAP, bonds are carried either at amortized cost or fair value based on their classifications.Under GAAP, bonds designated at purchase as held-to-maturity based on the Company’s intent and ability to hold to maturity would be carried at amortized cost. Bonds designated as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income. Bonds designated as trading would be carried at fair value with net unrealized holding gains and losses reported in income.

Under NAIC SAP, for bonds other than loan-backed and structured securities, if the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. Under GAAP, if the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, all loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective method, applied consistently by asset class. If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis must be written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Investments in unaffiliated common stocks and preferred stocks are carried at values prescribed by the NAIC. Under GAAP, common stocks and preferred stocks are carried at fair value with changes in unrealized gains and losses recognized in income.

The asset valuation reserve ("AVR") and interest maintenance reserve ("IMR") are established only on the statutory financial statements.

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability and embedded derivatives are not accounted for separately from the host contract. Also, the change in fair value of open derivative instruments that do not meet the criteria of an effective hedge is recorded as an unrealized gain or loss in surplus. Under GAAP, all derivatives are reported on the balance sheets at fair value. Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk are recorded through either income or equity, depending on the nature of the hedge. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and reported at fair value.

Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred under NAIC SAP. Under GAAP, acquisition costs are capitalized and charged to operations as the revenues or expected gross profits are recognized.
Under NAIC SAP, amounts that represent revenue for services to be provided in future periods are reported as revenue when received. Under GAAP, amounts would be reported as a liability and amortized into revenue using the same assumptions used to amortize deferred policy acquisition costs.
Certain assets designated as non-admitted are excluded from the accompanying Balance Sheets – Statutory Basis and are charged directly to unassigned surplus.Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

Under NAIC SAP, Universal Life and Annuity revenues consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, revenues are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance.

Policy reserves for Life, Accident and Health policies are based on methods prescribed by the NAIC, which include mortality and interest assumptions without consideration for lapses or withdrawals. Under GAAP, policy reserves are based on the Company’s estimates of morbidity, mortality, lapse, and interest assumptions.

Under NAIC SAP, policyholder dividends are recognized when declared. Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date.

Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP, they are reported as an asset.

Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, no such amounts are recorded.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

NAIC SAP requires an amount be recorded for deferred taxes as a component of surplus, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets that are not applicable under GAAP. Under NAIC SAP, both the valuation allowance determination and admission calculation are made based on a separate company basis.

Under NAIC SAP, cash, cash equivalents and short-term investments represent cash balances and investments with remaining maturities when purchased of one year or less. Under GAAP, cash and cash equivalents include investments with remaining maturities when purchased of three months or less. Under GAAP, short-term investments are reported as a component of fixed maturity or equity investment balances.

Comprehensive income and its components are not presented under NAIC SAP.

Statement of cash flows are presented as prescribed under NAIC SAP.

Significant statutory accounting practices are as follows:

Investments
Investments are stated at amounts prescribed by the NAIC which are as follows: bonds not backed by other loans and SVO identified investments are stated at amortized cost and loan-backed bonds and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all loan-backed and structured securities and non-agency structured securities of high credit quality. The prospective method is used to value structured securities with significant changes in cash flow, or of lower credit quality. All bonds with a NAIC designation of 6 are stated at the lower of amortized cost or fair value.

Common stock is generally reported at fair value. The Federal Home Loan Bank (FHLB) common stock is carried at cost. The change in the carrying value is generally recorded as a change in unrealized gains (losses) on investments, a component of unassigned surplus.

Mortgage loans are stated at the unpaid principal balance less unamortized discounts or plus unamortized premiums. The Company records a reserve for losses on mortgage loans as part of the AVR and mortgage loans are written down if deemed impaired.

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, money market mutual funds and all highly liquid securities with remaining maturity when purchased of three months or less. Money market mutual funds are stated at amortized cost which approximates fair value. Short-term investments presented in the Balance Sheets – Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

Loans on insurance contracts are stated at the aggregate unpaid principal balance. The excess of the unpaid balance of the loan over the cash surrender value is considered a non-admitted asset.

Other investments are surplus debentures that are carried under the amortized cost method.

The Company purchases and sells Exchange traded call options (Exchange traded index call options) based on the Standard & Poor's 500 Stock Index to hedge equity index universal life contracts. The Company has purchased and written Exchange traded index call options that expire through November 18, 2022. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Exchange traded index call options give the Company the right to receive cash at settlement if the closing index value is above the strike price, while the written Exchange traded index call options require the Company to pay cash at settlement if the closing index value is above the strike price. If the closing index value is below the strike price, the Exchange traded index call options expire without value.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company is exposed to credit-related losses in the event of nonperformance by counter-parties to the call options.  To minimize this risk, the Company only enters into listed contracts guaranteed by the Chicago Board Options Exchange.  The credit exposure is limited to the fair value of the net call options of $3,966 and $3,511 at December 31, 2021 and 2020, respectively. The Company may be required to post collateral to the brokering bank for the Exchange traded index call options. At December 31, 2021 and 2020, no collateral was required to be posted to the brokering bank under the terms of the option contract. The notional amount of the options at December 31, 2021 and 2020 was ($5,290) and ($4,648), respectively.

The options are carried at their fair value and are reflected as derivative assets and other liabilities in the Balance Sheets – Statutory Basis. The amount reported in other liabilities for options was $5,752 and $6,456 at December 31, 2021 and 2020, respectively. Changes in the fair value of expired options are reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The total gain from expired options of $2,348, $972 and $697 was recorded in net investment income for the years ended December 31, 2021, 2020, and 2019, respectively. Changes in the fair value of open options that do not meet the requirements of an effective hedge are reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis and totaled $203, $305 and $2,051 for the years ended December 31, 2021, 2020, and 2019, respectively.

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on loan-backed and structured securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is non-admitted. All other investment income due and accrued, excluding loans on insurance contracts, with amounts over 90 days past due is non-admitted. No amount of investment income due and accrued was excluded from unassigned surplus at December 31, 2021 and 2020, respectively.

If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. For bond investments other than loan-backed and structured securities, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. For loan-backed and structured security investments, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss. For unaffiliated common stocks and other investments carried at fair value, unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.

Non-Admitted Assets
In accordance with NAIC SAP, certain assets, designated as non-admitted assets, are excluded from the Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Non-admitted assets consist primarily of a portion of deferred income tax assets, loans on insurance contracts, advances to agents, unearned annualized commissions and other assets not specifically identified as an admitted asset within NAIC SAP. Total non-admitted assets were $16,727 and $22,126 at December 31, 2021, and 2020, respectively.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Reserves for Life, Accident and Health Policies, and Deposit-type Funds
Life policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for traditional, flexible premium and variable life insurance are computed principally by using the Commissioners' Reserve Valuation Method (CRVM) or the Net Level Premium Method with assumed interest rates and mortality as prescribed by regulatory authorities, or the PBR method under which the company holds the higher of the Net Premium reserve, the Deterministic reserve or the Stochastic reserves which considers a wide range of future economic conditions using justified company experience factors, such as mortality, lapses and expenses with prescribed rule-based requirements and regulatory guardrails. Reserves for fixed annuities are calculated using the Commissioners’ Annuity Reserve Valuation Method (CARVM) with appropriate statutory interest and mortality assumptions. Reserves for variable annuities are calculated in conformance with section VM-21 of the Valuation Manual (VM-21). VM-21 requires the determination of reserves based on the combination of a conditional tail expectation 70 (CTE 70) stochastic amount and a possible additional standard projection amount. The additional standard projection amount is based on the Prescribed Projections Amount (PPA). Both the CTE 70 stochastic amount and PPA are based on a wide range of future economic conditions. The CTE 70 reflects prudent estimate assumptions and the PPA uses prescribed assumptions in place of certain prudent estimate assumptions.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods as prescribed by NY-DFS.

Reserves for unpaid individual accident and health disability contracts claims, the present value of amounts not yet due on claim reserves is a first principles-type calculation based on a seriatim listing of open disability claims. All termination rate and interest discounting assumptions adhere to minimum NAIC Standards. The adequacy of these reserves is demonstrated annually using follow-up studies as defined in the Actuarial Standard of Practice No. 5, Section 3.6. In addition, the present value of future payments relative to all incurred but unreported claims is based on historical study using past monthly earned premiums times the planned loss ratio times the anticipated percent of claims outstanding, and expressed as a percentage times tabular reserves, including a provision for litigated claims.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserve for Unpaid Claims
The reserves for unpaid group and individual dental and vision claims are estimated using historic claim lags, and then adjusted upward or downward based on the current level of pending/unprocessed claims relative to the historic level of pending/unprocessed claims during the time period used in generating the claim lag factors. The reserves for unpaid claims for group and individual dental and vision insurance includes claims in course of settlement and incurred but not reported claims. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

Dividends to Policyholders
Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales. Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. A portion of the Company’s business has been issued on a participating basis. The amount of insurance in force on individual life participating policies was $874,190 or 6.8% and $824,718 or 6.8% of the individual life policies in force as of December 31, 2021 and 2020, respectively.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Accrued Separate Account Transfers
Accrued separate account transfers primarily consist of the amount of policyholder account values over modified reserves used in the separate account, such as the use of CARVM and CRVM

Asset Valuation and Interest Maintenance Reserves
The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company. The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into net investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $1,884, $2,279 and $2,629 for 2021, 2020 and 2019, respectively.

Recognition of Premium Revenues and Related Costs
Life premiums are recognized as revenue when premiums are due. Annuity considerations are recognized as income when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance
Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, reserves for life, accident and health policies, and reserves for unpaid claims are reported net of reinsured amounts.

In a modified coinsurance arrangement, the ceding company retains the assets with respect to the policies reinsured and also retains and records the associated reserves. The assuming company does not reflect the assets or reserves in its balance sheet.

Income Taxes
The Company files a life/non-life consolidated tax return with AMHC and AMHC eligible affiliates. The Company’s income tax allocation is based upon a written agreement which uses a modified separate return method. The modified separate return method adjusts the separate return method so that the net operating losses (or other current or deferred tax attributes) are characterized as realized by the Company when those attributes are realized (or realizable) by the consolidated group.

The Company is subject to tax-related audits in the normal course of operations. The Company records a contingency reserve for tax-related matters when it is more likely than not that a liability has been incurred and the amount of the loss can be reasonably estimated. The tax contingency reserves are evaluated based upon the facts and circumstances that exist at each reporting measurement. Adjustments may result from new information, resolution of an issue with the taxing authorities, or changes in laws or regulations. There was no reserve for tax related contingencies at December 31, 2021 and 2020.

The Company is subject to taxation in the United States and New York. In 2018, the Internal Revenue Service (IRS) started a limited scope examination of the AMHC consolidated federal income tax return for tax year 2015. Additionally, the 2017 net operating loss carryback claim filed amending tax years 2015 and 2016 are currently under examination as part of the Joint Committee on Taxation process. Due to the IRS examinations, the Company has extended the statute of limitations for tax years 2015 and 2016. The Company is no longer subject to examinations by tax authorities for years before 2015.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Separate Accounts
Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity, variable life and group annuity contracts and for which the contract holders, rather than the Company, bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements.

Net asset values and changes in net asset values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Vulnerability due to Certain Concentrations
The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer’s estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Accounting Pronouncements
Statement of Statutory Accounting Principles No. 106 - "Affordable Care Act Section 9010 Assessment" (SSAP No. 106)
In July 2020, the NAIC superseded SSAP No. 106 and nullified INT 18-02: Affordable Care Act (ACA) Section 9010 Assessment Moratoriums due to the repeal of the Section 9010 assessment by H.R. 1685 (Public Law No. 116-94). This action is effective as of January 1, 2021 and there is no impact to the Company.

Change in Valuation Basis
The Company reported a change in valuation basis in 2020, which impacts variable annuity reserves for contracts written from 1981 to 2019 under the revisions to the Commissioners Annuity Reserve Valuation Method (CARVM) adopted in Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities (VM-21). The Company elected not to phase-in the change in reserve valuation basis and recognized the full amount in unassigned funds of $981 for the year ended December 31, 2020.

Corrections of Error
During 2020, the Company discovered an error related to prior year reserves for life, accident and health policies for administrative system corrections, which resulted in a direct increase in unassigned surplus of $1,545 before income taxes at December 31, 2020. This amount was reported as a correction of error of $1,545 in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

Accounting Changes
Interpretation No. 20-03, Troubled Debt Restructuring Due to COVID-19, which clarifies that a modification of mortgage loan or bank loan terms in response to COVID-19 shall follow the provisions detailed in the April 7, 2020 “Interagency Statement on Loan Modifications and reporting for Financial Institutions Working with Customers Affected by the Coronavirus”, the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act"), and the Consolidated Appropriations Act, 2021 in determining whether a modification shall be reported as a troubled debt restructuring within SSAP No. 36, Troubled Debt Restructuring (SSAP 36). This guidance is only applicable for the period beginning on March 1, 2020 and ending on the earlier of December 31, 2020, or the date that is 60 days after the date on which the national emergency concerning COVID-19 terminates. The Company has elected the option under this guidance not to account for or report qualifying concessions as troubled debt restructurings and does not classify such mortgage loans as either past due or nonaccrual during the payment deferral period. For some commercial mortgage loan borrowers (principally in the retail and hotel sectors), the Company granted concessions which were primarily principal payment deferrals generally ranging from three to six months and, to a much lesser extent, up to 24 months. Deferred commercial mortgage loan interest and principal payments were $0 and $293 at December 31, 2021 and 2020, respectively.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Unusual or Infrequent Items
NY-DFS issued guidance to companies in order to alleviate the adverse impact caused by COVID-19 by offering payment accommodations, such as allowing consumers to defer payments at no cost, extending payment due dates, or waiving late or reinstatement fees, where consumers were unable to make timely payments of premium or fees due to COVID-19-related disruptions. At December 31, 2021 and 2020, the Company reported $0 and $108, respectively, due from COVID-19 payment accommodations as deferred and uncollected premiums on the Balance Sheets – Statutory Basis.

NOTE 2 – INVESTMENTS

Bonds
The cost or amortized cost and estimated fair value of bonds by type are summarized as follows:

	December 31, 2021
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$13,838	$634	$(2)	$14,470
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	33,685	1,661	(28)	35,318
Hybrid securities	2,049	—	(151)	1,898
Industrial and miscellaneous (unaffiliated)	928,711	81,527	(3,551)	1,006,687
Total bonds	$978,283	$83,822	$(3,732)	$1,058,373

	December 31, 2020
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$20,539	$1,296	$—	$21,835
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	41,417	3,427	—	44,844
Hybrid securities	2,049	—	(319)	1,730
Industrial and miscellaneous (unaffiliated)	893,149	113,102	(1,759)	1,004,492
Total bonds	$957,154	$117,825	$(2,078)	$1,072,901

The cost or amortized cost and estimated fair value of bonds at December 31, 2021 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$27,449	$27,770
Due after one year through five years	172,840	182,757
Due after five years through ten years	205,373	220,650
Due after ten years	557,182	610,586
Bonds with multiple repayment dates	15,439	16,610
Total bonds	$978,283	$1,058,373

NOTE 2 – INVESTMENTS, (continued)

Proceeds from the sales of bonds were $17,898, $27,769 and $29,746 for the years ended December 31, 2021, 2020 and 2019, respectively.
Realized capital gains (losses) are as follows:

	Years Ended December 31
	2021	2020	2019
Bonds:
Gross realized capital gains on sales	$418	$1,130	$318
Gross realized capital losses on sales	(48)	(474)	(351)
Net realized capital gains (losses) on sales	370	656	(33)
Other, including impairments and net gain on dispositions
other than sales	7	(78)	74
Total bonds	377	578	41
Other investments	6	4	44
Realized capital gains before federal income taxes and transfer to IMR	383	582	85
Realized capital gains transferred to IMR	415	1,068	546
Federal income tax expense (benefit)	(7)	(102)	25
Net realized capital losses	$(25)	$(384)	$(486)

The Company has entered into an agreement with the FHLB of New York to enhance investment yields through investment spread strategies and to provide for liquidity needs, if a future need for immediate liquidity arises. The agreement provides for advances (lines of credit) up to $43,483 to the Company in return for the purchase of asset-based membership stock equal to 0.1% of assets, with a $363 maximum, plus an additional activity-based stock purchase equal to 4.5% of the dollar amount of any outstanding advances. As part of the agreement, $1,713 and $1,718 in stock was owned at December 31, 2021 and 2020, respectively. Excluding the funding agreements, the Company had no outstanding balance related to the line of credit at any time during 2021 and 2020.

The amount of FHLB capital stock held, in aggregate, and classified as of December 31, 2021 and 2020 is as follows:

	General Account
	2021	2020
Membership stock - class B	$363	$368
Activity stock	1,350	1,350
Aggregate total	$1,713	$1,718
Actual or estimated borrowing capacity as determined by the insurer	$43,483	$50,396

As of December 31, 2021 and 2020, the Company did not have any FHLB membership stock listed above eligible for redemption.

As of December 31, 2021 and 2020, the Company had issued $30,000, of funding agreements with the FHLB. There is $43,889 and $49,571 of bonds pledged as collateral at December 31, 2021 and 2020, respectively, as a result of these agreements. The assets and reserves related to the funding agreements are reported in the general account as the Company’s strategy is to increase investment income to the general account from the investment spread strategy. The related reserves are reported in deposit-type funds of $30,012 and $30,013 on the Balance Sheets – Statutory Basis as of December 31, 2021 and 2020, respectively.

NOTE 2 – INVESTMENTS, (continued)

The values of the bonds pledged as collateral to the FHLB and the total aggregate borrowing by the Company as of December 31 is as follows:

	General Account
	2021	2020
Fair value	$45,911	$53,181
Carrying value	$43,889	$49,571
Aggregate total borrowing - funding agreements	$30,000	$30,000

The maximum amount of collateral pledged to the FHLB during December 31 is as follows:

	General Account
	2021	2020
Fair value	$48,689	$54,441
Carrying value	$46,322	$50,477
Amount borrowed at time of maximum collateral - funding agreements	$30,000	$30,000

The Company does not have any prepayment obligations related to the funding agreements.

Restricted Assets
A detailed summary of restricted assets (including pledged assets) primarily bonds at cost or amortized cost is as follows:

	December 31, 2021
	Gross Restricted					Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$1,713	$1,718	$(5)	$—	$1,713	0.1%	0.1%
Bonds on deposit with states	510	511	(1)	—	510	0.0%	0.0%
Pledged as collateral to
FHLB (including assets
backing agreements)	$43,889	$49,571	$(5,682)	$—	$43,889	2.4%	2.4%
Total Restricted Assets	$46,112	$51,800	$(5,688)	$—	$46,112	2.5%	2.5%

	December 31, 2020
Restricted Asset Category	Gross Restricted					Percentage
	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$1,718	$1,715	$3	$—	$1,718	0.1%	0.1%
Bonds on deposit with states	511	512	(1)	—	511	0.0%	0.0%
Pledged as collateral to
FHLB (including assets
backing agreements)	49,571	55,890	(6,319)	—	49,571	2.7%	2.8%
Total Restricted Assets	$51,800	$58,117	$(6,317)	$—	$51,800	2.8%	2.9%

NOTE 2 – INVESTMENTS, (continued)

An aging of unrealized losses on the Company’s investments in bonds were as follows:

	December 31, 2021
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$824	$(1)	$290	$(1)	$1,114	$(2)
Special revenue and special
assessment obligations and all non-
guaranteed obligations of agencies
and authorities of governments and
their political subdivisions	3,294	(28)	—	—	3,294	(28)
Hybrid securities	257	(42)	1,641	(109)	1,898	(151)
Industrial and miscellaneous
(unaffiliated)	392,696	(1,699)	50,660	(1,852)	443,356	(3,551)
Total	$397,071	$(1,770)	$52,591	$(1,962)	$449,662	$(3,732)

	December 31, 2020
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
Hybrid securities	—	—	1,729	(319)	1,729	(319)
Industrial and miscellaneous
(unaffiliated)	419,363	(1,170)	35,829	(589)	455,192	(1,759)
Total	$419,363	$(1,170)	$37,558	$(908)	$456,921	$(2,078)

The unrealized losses related to bonds in 2021 and 2020 reported above were partially due to credit-related considerations. The Company considers various factors when considering if a decline is other-than-temporary, including the length of time and size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company’s intention and ability to sell or hold the security until maturity or recovery. Upon review of these factors, the Company determined that such declines were temporary in nature. Therefore, the Company does not believe the unrealized losses on investments represent an other-than-temporary impairment as of December 31, 2021 and 2020.

The Company considers various factors when considering if a decline in the fair value of a common stock security is other-than-temporary, including but not limited to, the length of time and magnitude of the unrealized loss; the volatility of the investment; analyst recommendations and price targets; opinions of the Company’s investment managers; market liquidity; and the Company’s intentions to sell or ability to hold the investments until recovery. Based on an evaluation of these factors, there were no realized losses for other-than-temporary impairments on common stocks during 2021 and 2020.

The Company’s bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2021 and 2020, bonds at book/adjusted carrying value totaling $30,777 and $37,854, respectively, (3.2% and 3.9%, respectively, of the total bond and short-term portfolios) are considered below investment grade. Securities are classified as below investment grade by utilizing rating criteria established by the NAIC. During 2021, 2020 and 2019, the Company recorded realized losses for other-than-temporary impairments on bonds of $24, $255 and $215, respectively.

The Company did not recognize any other-than-temporary impairments on loan-backed and structured security investments in 2021.

NOTE 2 – INVESTMENTS, (continued)

A summary of loan-backed and structured security investments included in industrial and miscellaneous (unaffiliated) with unrealized losses for which an other-than-temporary impairment has not been recognized is as follows:

	December 31, 2021
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
Structured securities	$44,042	$43,687	$(355)	$3,652	$3,398	$(254)

	December 31, 2020
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
Structured securities	$23,366	$22,606	$(760)	$11,905	$11,603	$(302)

Mortgage Loans
For the commercial mortgage loans held by the Company, debt service coverage ratio (DSCR) is considered a key credit quality indicator for loans that are income dependent while loan to value and borrower financial strength are considered key credit quality indicators for borrower-occupied loans. Debt service coverage ratios compare a property’s net operating income to the borrower’s principal and interest payments. Loan to value and debt service coverage ratios are updated annually or as warranted by economic conditions or impairment considerations.

Debt service coverage ratios for income dependent mortgage loans on commercial real estate are summarized as follows:

	December 31
	2021	2020
DSCR distribution
Below 1.0	$11,105	$4,366
1.0 - 1.2	15,934	13,342
1.2 - 1.8	109,557	110,978
Greater than 1.8	96,643	90,407
Total	$233,239	$219,093
Mortgage loans with debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable future, the decrease in cash flows is considered temporary, or there are other risk mitigating factors.

Loan to value for borrower-occupied commercial real estate mortgage loans is summarized as follows:

	December 31
	2021	2020
Loan to value
Below 60%	$1,839	$2,024
60-75%	279	—
Above 75%	—	289
Total	$2,118	$2,313

NOTE 2 – INVESTMENTS, (continued)

An aging analysis of the commercial mortgage loans held by the Company is summarized as follows:

	December 31
	2021	2020
Recorded investment (all)
Current	$235,357	$221,406
30-59 days past due	—	—
60-89 days past due	—	—
90-179 days past due	—	—
180+ days past due	—	—
Participant or co-lender in a mortgage
Recorded investment	$234,531	$220,290

At December 31, 2021, the average size of an individual commercial mortgage loan was $367. The Company's commercial mortgage loan policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. The Company's policy for commercial loans is to recognize due and accrued interest income on impaired loans if deemed collectible. However, the due and accrued interest income deemed collectible on impaired loans over 180 days past due is non-admitted.

The Company had mortgage reserves (the mortgage component of the AVR) of $1,902 and $1,762 at December 31, 2021 and 2020, respectively. As of December 31, 2021, the maximum and minimum rates of interest in the Company's commercial mortgage loan portfolio were 7.38% and 2.85%.

In 2021 and 2020, the Company issued 92 and 77 new commercial loans totaling $38,663 and $25,162 at the maximum rate of interest of 4.60% and 4.25% and the minimum rate of interest of 2.85% and 3.20%, respectively. No other categories of mortgage loans were acquired.

At December 31, 2021 and 2020, the Company held no mortgage loans that were converted to loans that require payments of principal or interest be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment requirement.

Commercial mortgage loans are evaluated individually for impairment. At December 31, 2021, 2020 and 2019, the Company did not have any impaired mortgage loans or interest income on impaired mortgage loans.

The Company had no investment in impaired loans with or without credit losses as of December 31, 2021 and 2020.

In 2021 and 2020, the Company had no mortgage loans derecognized as a result of foreclosure.

Offsetting and Netting of Assets and Liabilities
As of December 31, 2021 and 2020, the Company held no call options subject to netting.

NOTE 2 – INVESTMENTS, (continued)

Net Investment Income
Major categories of net investment income by class of investment are summarized below.

	Years Ended December 31
	2021	2020	2019
Income:
Bonds	$39,028	$38,558	$37,121
Common stocks	80	99	79
Mortgage loans	11,342	10,558	9,951
Real estate	—	12	28
Loans on insurance contracts	1,465	1,479	1,489
Short-term investments	5	219	497
Derivatives	2,348	972	697
Other investments	487	505	535
Amortization of interest maintenance reserve	1,884	2,279	2,629
Gross investment income	56,639	54,681	53,026
Investment expenses	1,876	1,773	1,793
Net investment income	$54,763	$52,908	$51,233

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature (including make whole call provisions) during 2021 and 2020, of which the total number of CUSIPs sold, disposed or otherwise redeemed was 59 and 49, respectively, and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee was $2,122 and $1,183, respectively.

Fair Value Measurements
Included in various investment related lines in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market. The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Fair Value Measurements as defined under NAIC SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 – Values are unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

NOTE 2 – INVESTMENTS, (continued)

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

Net asset value (NAV) – Separate account assets are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

The following tables provide information about the Company’s financial assets and liabilities measured and reported at fair value or NAV:

	December 31, 2021
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Industrial and miscellaneous (unaffiliated)	$—	$—	$—	$—	$—
Total bonds	—	—	—		—
Derivative assets
Exchange traded index call options	$9,718	$—	$—	$—	$9,718
Total derivatives	9,718	—	—		9,718
Total assets at fair value/net asset value	$9,718	$—	$—	$492,219	$501,937

Liabilities at fair value
Derivative liabilities
Exchange traded index call options	$5,752	$—	$—	$—	$5,752
Total liabilities at fair value	$5,752	$—	$—	$—	$5,752

	December 31, 2020
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Industrial and miscellaneous (unaffiliated)	$—	$419	$—	$—	$419
Total bonds	—	419	—	—	419
Derivative assets
Exchange traded index call options	$9,967	$—	$—	$—	$9,967
Total derivatives	9,967	—	—	—	9,967
Separate account assets	—	—	—	473,155	473,155
Total assets at fair value/net asset value	$9,967	$419	$—	$473,155	$483,541

Liabilities at fair value
Derivative liabilities
Exchange traded index call options	$6,456	$—	$—	$—	$6,456
Total liabilities at fair value	$6,456	$—	$—	$—	$6,456

The valuation techniques used to measure the fair values by type of investment in the above table are as follows:

Level 1 – Financial Assets and Liabilities
These assets and liabilities include exchange traded index call options. Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Derivative asset and liability valuations are based on quoted prices in active markets for identical securities.

NOTE 2 – INVESTMENTS, (continued)

Level 2 – Financial Assets
At December 31, 2021 there were no financial assets measured at fair value in Level 2. Prices are based on other observable inputs, including quoted prices for similar assets. At December 31, 2020 there was one corporate bond measured at fair value in Level 2.

Level 3 - Financial Assets
There were no financial assets measured at fair value in Level 3 at December 31, 2021 and 2020.

NAV – Financial Assets
Separate account assets represent net asset values as a practical expedient received from fund managers who stand ready to transact at the quoted values. The funds in the separate account assets are considered open-end mutual funds, meaning that the fund is ready to redeem its shares at any time and offers its shares for sale to the public, either through retail outlets or through institutional investors continuously. For institutional funds, NAVs are received daily from fund managers, and the managers stand ready to transact at these quoted amounts. The Company, on behalf of the contract holders, transacts in these funds on a daily basis as part of the separate account trading activity. There are no unfunded commitments in the separate account assets.

The Company had no financial instruments carried at fair value for which the Company used significant unobservable inputs (Level 3) to determine fair value measurements for the years ended December 31, 2021 and 2020.

The tables below reflect the fair values or NAV and book/adjusted carrying values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method. The Company had no financial instruments that were determined it was not practicable to calculate fair value. The Company had no investments measured using NAV instead of fair value in which the investment may be sold below NAV or significant restrictions in the liquidation of the investment held at NAV. The fair values are also categorized into the three-level fair value hierarchy as described previously.

	December 31, 2021
	Fair Value	Book /Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$1,058,373	$978,283	$—	$787,824	$270,549	$—
Common stocks	1,713	1,713	—	1,713	—	—
Mortgage loans	247,275	235,357	—	—	247,275	—
Cash, cash equivalents and
short-term investments	17,388	17,388	17,388	—	—	—
Loans on insurance contracts	37,708	30,318	—	—	37,708	—
Derivative assets	9,718	9,718	9,718	—	—	—
Other investments	13,094	11,245	—	11,983	1,111	—
Investment income due and accrued	9,544	9,544	9,544	—	—	—
Separate account assets	—	492,219	—	—	—	492,219
Total financial assets	$1,394,813	$1,785,785	$36,650	$801,520	$556,643	$492,219

Liabilities:
Deposit-type funds	$34,883	$34,892	$—	$—	$34,883	$—
Derivative related liabilities	5,752	5,752	5,752	—	—	—
Separate account liabilities	—	492,219	—	—	—	492,219
Total financial liabilities	$40,635	$532,863	$5,752	$—	$34,883	$492,219

NOTE 2 – INVESTMENTS, (continued)

	December 31, 2020
	Fair Value	Book /Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$1,072,901	$957,154	$—	$772,815	$300,086	$—
Common stocks	1,718	1,718	—	1,718	—	—
Mortgage loans	240,107	221,406	—	—	240,107	—
Cash, cash equivalents and
short-term investments	45,569	45,569	45,569	—	—	—
Loans on insurance contracts	37,728	29,971		—	37,728	—
Derivative assets	9,967	9,967	9,967	—	—	—
Other investments	13,442	11,306	—	12,239	1,203	—
Investment income due and accrued	9,572	9,572	9,572	—	—	—
Separate account assets	—	473,155	—	—	—	473,155
Total financial assets	$1,431,004	$1,759,818	$65,108	$786,772	$579,124	$473,155

Liabilities:
Deposit-type funds	$35,249	$35,199	$—	$—	$35,249	$—
Derivative liabilities	6,456	6,456	6,456	—	—	—
Separate account liabilities	—	473,155	—	—	—	473,155
Total financial liabilities	$41,705	$514,810	$6,456	$—	$35,249	$473,155

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds: The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of loan-backed and structured securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Bonds priced based on observable market information are assigned to Level 2. Bonds priced based on uncorroborated broker quotes, unobservable market inputs or internal valuations are assigned to Level 3.

Common stocks: For stock in FHLB carrying amount approximates fair value and as such is assigned to Level 2.

Mortgage loans: The fair value of commercial mortgage loans is primarily determined by estimating expected future cash flows and discounting the cash flows using current interest rates for similar mortgage loans with similar credit risk.

Cash, cash equivalents and short-term investments, and investment income due and accrued: The carrying amounts for these instruments approximate their fair values due to the short maturity of these investments.

Loans on insurance contracts: The fair values for loans on insurance contracts are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance contracts with similar characteristics are aggregated for purposes of the calculations.

Derivative assets and liabilities: Exchange traded index call options are classified as Level 1 since the valuation is based on quoted prices in active markets for identical securities.

NOTE 2 – INVESTMENTS, (continued)

Other investments: For other investments not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Other investments priced based on observable market information are assigned to Level 2. Other investments priced based on uncorroborated broker quotes, unobservable market inputs or internal valuations are assigned to Level 3.

Deposit-type funds: Deposit-type funds are valued using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate account assets and liabilities: Separate account assets represent NAV as a practical expedient received from fund managers who stand ready to transact at the quoted values. Separate account liabilities are carried at the value of the underlying assets.

NOTE 3 - INCOME TAXES

The application of NAIC SAP requires a company to evaluate the recoverability of gross deferred tax assets and to establish a valuation allowance if necessary to reduce the gross deferred tax asset to an amount which is more likely than not to be realized (adjusted gross deferred tax asset). Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable capital gains in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

Based on an evaluation of the above factors, management believes it more likely than not that the adjusted gross deferred tax assets will be realized.

The components of the net deferred tax asset as of December 31, 2021 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$25,216	$18	$25,234
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	25,216	18	25,234
Deferred tax assets non-admitted	14,248	18	14,266
Subtotal net admitted deferred tax assets	10,968	—	10,968
Deferred tax liabilities	(4,376)	—	(4,376)
Net admitted deferred tax assets	$6,592	$—	$6,592

NOTE 3 - INCOME TAXES, (continued)

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2021 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
After application of the threshold limitation	$6,592	$—	$6,592
Adjusted gross deferred tax assets expected to be realized following
the balance sheet date	$6,592	$—	$6,592
Adjusted gross deferred tax assets allowed per limitation threshold	xxx	xxx	$16,927
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	$4,376	$—	$4,376
Deferred tax assets admitted as the result of application of NAIC SAP	$10,968	$—	$10,968

The components of the net deferred tax asset as of December 31, 2020 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$31,594	$39	$31,633
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	31,594	39	31,633
Deferred tax assets non-admitted	19,585	39	19,624
Subtotal net admitted deferred tax assets	12,009	—	12,009
Deferred tax liabilities	(4,953)	—	(4,953)
Net admitted deferred tax assets	$7,056	$—	$7,056

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2020 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
After application of the threshold limitation	$7,056	$—	$7,056
Adjusted gross deferred tax assets expected to be realized following
the balance sheet date	$7,056	$—	$7,056
Adjusted gross deferred tax assets allowed per limitation threshold	xxx	xxx	$12,105
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	4,953	$—	$4,953
Deferred tax assets admitted as the result of application of NAIC SAP	$12,009	$—	$12,009

NOTE 3 - INCOME TAXES, (continued)

The changes in the components of the net deferred tax asset from December 31, 2020 to December 31, 2021 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$(6,378)	$(21)	$(6,399)
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	(6,378)	(21)	(6,399)
Deferred tax assets non-admitted	(5,337)	(21)	(5,358)
Subtotal net admitted deferred tax assets	(1,041)	—	(1,041)
Deferred tax liabilities	577	—	577
Net admitted deferred tax assets	$(464)	$—	$(464)

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
After application of the threshold limitation	$(464)	$—	$(464)
Adjusted gross deferred tax assets expected to be realized following
the balance sheet date	$(464)	$—	$(464)
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	$4,822
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	$(577)	$—	$(577)
Deferred tax assets admitted as the result of application of NAIC SAP	$(1,041)	$—	$(1,041)

The Company used the following amounts in determining deferred tax asset admissibility:

	2021	2020
Ratio percentage used to determine recovery period and
threshold limitation amount	608%	706%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation above	$112,843	$80,699

NOTE 3 - INCOME TAXES, (continued)

The impact of tax planning strategies as of December 31, 2021 is as follows:

	Ordinary	Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted Gross DTAs amount from above	$25,216	$19
Percentage of adjusted gross DTAs by tax character attributable to the impact of
tax planning strategies	—%	—%
Net Admitted Adjusted Gross DTAs amount from above	$10,968	$—
Percentage of net admitted adjusted gross DTAs by tax character admitted because
of the impact of tax planning strategies	—%	—%

The impact of tax planning strategies as of December 31, 2020 is as follows:

	Ordinary	Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted Gross DTAs amount from above	$31,594	$39
Percentage of adjusted gross DTAs by tax character attributable to the impact of
tax planning strategies	—%	—%
Net Admitted Adjusted Gross DTAs amount from above	$12,009	$—
Percentage of net admitted adjusted gross DTAs by tax character admitted because
of the impact of tax planning strategies	59.0%	—%

The changes in the impact of tax planning strategies from December 31, 2020 to December 31, 2021 are as follows:

	Ordinary	Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted Gross DTAs amount from above	$(6,378)	$(19)
Percentage of adjusted gross DTAs by tax character attributable to the impact of
tax planning strategies	—%	—%
Net Admitted Adjusted Gross DTAs amount from above	$(1,041)	$—
Percentage of net admitted adjusted gross DTAs by tax character admitted because
of the impact of tax planning strategies	(59.0)%	—%

The provision for incurred federal income taxes on earnings are:

	Years ended December 31
	2021	2020	2019
Federal	$672	$625	$1,841
Federal income tax on net capital gains	80	122	139
Federal income tax incurred	$752	$747	$1,980

NOTE 3 - INCOME TAXES, (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31			Change	Change
	2021	2020	2019	from 2020	from 2019
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$5	$6	$36	$(1)	$(30)
Unearned premium reserve	8	17	16	(9)	1
Policyholder reserves	15,394	21,806	16,996	(6,412)	4,810
Deferred acquisition costs	8,618	8,603	8,496	15	107
Policyholder dividends accrual	133	176	196	(43)	(20)
Receivables - non-admitted	517	526	457	(9)	69
Other (including items <5% of total
ordinary tax assets)	541	460	414	81	46
Subtotal	$25,216	$31,594	$26,611	$(6,378)	$4,983
Non-admitted deferred tax assets	14,248	19,585	15,029	(5,337)	4,556
Admitted ordinary deferred tax assets	$10,968	$12,009	$11,582	$(1,041)	$427

Capital
Investments	$18	$39	$32	$(21)	$7
Subtotal	$18	$39	$32	$(21)	$7
Non-admitted	18	39	32	(21)	7
Admitted deferred tax assets	$10,968	$12,009	$11,582	$(1,041)	$427

Deferred tax liabilities:
Ordinary
Investments	$383	$545	$405	$(162)	$140
Deferred and uncollected premium	2,370	2,448	2,465	(78)	(17)
Policyholder reserves	1,299	1,646	1,846	(347)	(200)
Unearned commissions	324	314	357	10	(43)
Subtotal	$4,376	$4,953	$5,073	$(577)	$(120)

Capital
Real estate	$—	$—	$2	$—	$(2)
Deferred tax liabilities	$4,376	$4,953	$5,075	$(577)	$(122)
Net deferred tax assets	$6,592	$7,056	$6,507	$(464)	$549

The change in the net admitted deferred tax assets was $(464), $549 and $298 for the years ended December 31, 2021, 2020 and 2019, respectively. The change in non-admitted deferred tax assets of $(5,358), $4,563 and $4,840, respectively, was included in change in non-admitted assets in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2021, 2020 and 2019, respectively.

NOTE 3 - INCOME TAXES, (continued)

The change in net deferred income taxes as of December 31 are as follows:

	2021	2020	Change
Total gross deferred tax assets	$25,234	$31,633	$(6,399)
Total deferred tax liabilities	4,376	$4,953	(577)
Net deferred tax asset	$20,858	$26,680	$(5,822)
Tax effect of change in unrealized gains			44
Change in net deferred income tax			$(5,778)

	2020	2019	Change
Total gross deferred tax assets	$31,633	$26,643	$4,990
Total deferred tax liabilities	4,953	$5,075	(122)
Net deferred tax asset	$26,680	$21,568	$5,112
Tax effect of change in unrealized gains			63
Change in net deferred income tax			$5,175

	2019	2018	Change
Total gross deferred tax assets	$26,643	$21,370	$5,273
Total deferred tax liabilities	5,075	4,940	135
Net deferred tax asset	$21,568	$16,430	$5,138
Tax effect of change in unrealized gains			431
Change in net deferred income tax			$5,569

NOTE 3 - INCOME TAXES, (continued)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31, 2021, 2020 and 2019 were as follows:

	2021	2020	2019
Net gain (loss) from operations before income taxes	$33,648	$(21,540)	$(13,516)
Net realized capital gains before income taxes	384	582	85
Change in reserve on account of change in valuation basis	—	981	—
Prior year correction of errors	—	1,545	—
Change in unauthorized reinsurance	(182)	(82)	195
Total pre-tax statutory income (loss)	33,850	(18,514)	(13,236)
Change in non-admitted assets	43	(326)	(193)
IMR amortization	(1,884)	(2,279)	(2,629)
Affordable Care Act assessment	—	730	—
Tax-exempt income	(868)	(611)	(670)
Non-deductible expense	17	94	54
Other	83	125	159
Subtotal	31,241	(20,781)	(16,515)
Statutory tax rate	0.21	0.21	0.21
Subtotal	6,561	(4,364)	(3,468)
Tax credits	(31)	(64)	(121)
Total statutory income taxes	$6,530	$(4,428)	$(3,589)

Federal and foreign income tax incurred	$752	$747	$1,980
Change in deferred income tax	5,778	(5,175)	(5,569)
Total statutory income taxes	$6,530	$(4,428)	$(3,589)

At December 31, 2021 the Company did not have any net operating loss, net capital and/or alternative minimum tax carryforwards.

The amount of federal income taxes which is available for recoupment in the event of future capital losses is $244, $619, and $776 for the tax years of 2019, 2020, and 2021, respectively.

There were no deposits admitted under Internal Revenue Code §6033.

The Company joins in a consolidated federal income tax return filed by AMHC. The members of the affiliated group joining in the AMHC consolidated return are as follows:

Ameritas Holding Company	Ameritas Life Insurance Corp.
Ameritas Investment Partners, Inc.	Ameritas Life Insurance Corp. of New York

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

NOTE 4 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES

The Company received capital contributions in the amount of $0, $0 and $30,000 from its parent in 2021, 2020 and 2019, respectively.

The Company's variable life and annuity products are distributed through AIC, an affiliated company. Policies placed by this affiliate generated commission expense of $75, $92 and $82 for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company has a $25,000 unsecured line of credit from AHC which had no balance outstanding at any time during 2021, 2020 and 2019. The line of credit expires August 31, 2022.

The Company reported the following amounts due from/(to) the below listed affiliates at December 31, 2021 and 2020 which were recorded in other admitted assets and payables to affiliates in the Balance Sheets - Statutory Basis. The terms of the settlements require that these amounts be settled monthly.

	2021	2020
Ameritas Holding Company	$(122)	$(3)
Ameritas Investment Company, LLC	(19)	(33)
Ameritas Life Insurance Corp.	(1,837)	(4,981)
Total	$(1,978)	$(5,017)

The Company's affiliates provide technical, financial, legal and marketing support to the Company under a general cost sharing agreement. The cost of these services to the Company for the years ended December 31, 2021, 2020 and 2019 was $22,191, $19,163 and $19,826, respectively.

In addition, the Company receives investment advisory services from an affiliate. Costs related to this agreement totaled $1,329, $1,283 and $1,229 are included in investment expenses for the years ended December 31, 2021, 2020 and 2019, respectively.

NOTE 5 - EMPLOYEE BENEFITS

The Company participates in a closed multiple employer non-contributory defined benefit plan (the Pension Plan) sponsored by AHC. The expense for the Pension Plan was paid entirely by AHC.

NOTE 6 - DIVIDEND RESTRICTIONS AND SURPLUS

The Company is subject to regulation by NY-DFS, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments to the stockholder by the Company cannot exceed the lesser of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from NY-DFS. Based on this limitation, the Company would be able to pay $11,744 in dividends in 2022 without prior approval. No dividends were paid to parent or affiliated companies in 2021, 2020 and 2019.

Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each is as follows as of December 31:

	2021	2020	2019
Unrealized capital gains (losses), net of taxes	$1,115	$955	$714
Non-admitted asset values	(16,727)	(22,126)	(17,238)
Asset valuation reserve	(9,972)	(9,102)	(8,210)
Liability for reinsurance in unauthorized companies	(841)	(659)	(577)

NOTE 7 - COMMITMENTS AND CONTINGENCIES

At December 31, 2021 and 2020, respectively, the Company had outstanding agreements to fund mortgages totaling $8,247 and $12,292. These transactions are in the normal course of operations and are not reflected in the accompanying statutory basis financial statements. The Company’s exposure to credit loss is represented by the contractual notional amount of these instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

At December 31, 2021 and 2020, the Company had FHLB lines of credit available up to $13,483 and $20,396, respectively, if an immediate liquidity need would arise. The Company had no outstanding balance as of December 31, 2021 and 2020 related to these lines of credit.

Guaranty Funds Assessments
As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. For 2021, 2020 and 2019, the charge to operations related to these assessments did not have a material financial impact. The Company recorded no amounts for the estimated liability and related asset for future guaranty fund assessments at December 31, 2021 and 2020, respectively, based on data provided by the National Organization of Life & Health Guaranty Associations.

A reconciliation of assets recognized from paid and accrued premium tax offsets and policy surcharges, which are included in other admitted assets on the Balance Sheets - Statutory Basis as of December 31, 2021 and 2020 are as follows:

	2021	2020
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of prior year end	$5	$5
Decreases during the year
Premium tax offset applied	(2)	(2)
Increases during the year
Assessment paid	2	2
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of current year end	$5	$5

The Company had no liabilities, contingencies and assessments for long-term care insolvencies related guaranty funds liabilities and assets as of December 31, 2021.

Litigation and Regulatory Examination
From time to time, the Company is subject to litigation and regulatory examination in the normal course of business. Management does not believe that the Company is party to any such pending litigation or examination which would have a material adverse effect on its financial condition or results of its operations.

There were no claims (per claim or claimant) where amounts were paid to settle related extra contractual obligations or bad faith claims resulting from lawsuits during 2021 and 2020.

Uncollectibility of Assets
The Company had admitted assets of $1,283 and $1,011 at December 31, 2021 and 2020, respectively, in accounts receivable for uninsured plans included in other admitted assets on the Balance Sheets – Statutory Basis. The Company routinely assesses the collectibility of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company’s financial condition.

NOTE 8 - GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS

ASO Plans
The gain (loss) from operations related to administrative services only (ASO) uninsured plans, which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis, is as follows for the years ended December 31:

	2021	2020	2019
Net reimbursement for administrative expenses (including
administrative fees) in excess of actual expenses	$228	$235	$277
Net gain (loss) from operations	228	235	277

Total claim payment volume	$13,203	$10,106	$11,662

Under NAIC SAP, claim payments related to ASO uninsured plans are excluded from the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

ASC Plans
The loss from operations from administrative services contract (ASC) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis is as follows for the years ended December 31:

	2021	2020	2019
Gross reimbursement for medical cost incurred	$137	$146	$127
Other income or expenses (including interest paid to or received from plans)	11	10	9
Gross expenses incurred (claims and administrative)	359	342	271
Net loss from operations	$(211)	$(186)	$(135)

NOTE 9 - LEASES

The Company leases office space for a field agency office expiring in 2024. This lease includes an allocation of maintenance costs, which varies with levels of operating expense. Rental expense under this lease totaled $160, $182 and $173 in 2021, 2020 and 2019, respectively.

Future minimum lease payments under noncancellable operating leases consisted of the following at December 31, 2021:

Year	Amount
2022	$150
2023	154
2024	157
2025	—
2026 and thereafter	—
Total	$461

NOTE 10 - MANAGING GENERAL AGENTS AND THIRD-PARTY ADMINISTRATORS

The Company has a third-party administrator, The Business Council of New York State (BCNYS), for which direct premiums written exceeded 5% of total capital and surplus. BCNYS writes group accident and health business, does not have an exclusive contract, and has been granted the authority for underwriting, premium collection, and binding authority. The total amount of direct premiums written by BCNYS was $10,951, $12,801, and $13,010 for the years ended December 31, 2021, 2020 and 2019. The Company had various other third party administrators and managing general agents during these periods, however their direct premiums written did not exceed 5% of total capital and surplus. The total amount of direct premiums written by third party administrators was $15,948, $18,243 and $19,255 for the years ended December 31, 2021, 2020 and 2019.

NOTE 11 - SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2021 and through March 25, 2022, the date the financial statements were available to be issued.

NOTE 12 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. These reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. The Company has exposure to one reinsurer that is under an order of rehabilitation where a loss is likely for ceded business. The Company recorded a contingency liability of $4,150 and $4,308 at December 31, 2021 and 2020, respectively, on the Balance Sheets - Statutory Basis. The Company also adjusted its other reinsurance receivables included in Other admitted assets and Reserve for unpaid claims in the Balance Sheets - Statutory Basis due to our analysis of collectability. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty.

The Company conducts reinsurance business with Ameritas Life and other non-affiliated companies. No policies issued by the Company have been reinsured with a foreign company, which is controlled either directly or indirectly, by a party not primarily engaged in the business of insurance.

Reinsurance premium transactions with affiliated and other non-affiliated companies are summarized as follows:

	Years Ended December 31
	2021	2020	2019
Assumed	$10,806	$11,511	$13,507
Ceded	(27,255)	(27,470)	(26,005)
Reinsurance premiums, net	$(16,449)	$(15,959)	$(12,498)

The reinsurance premiums, net are included in the premium income, net in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

NOTE 12 - REINSURANCE, (continued)

The following is a summary of affiliated transactions through reinsurance operations:

	Years Ended December 31
	2021	2020	2019
Premium income:
Assumed	$8,967	$9,395	$11,204
Ceded	2,463	2,883	2,804
Benefits to policyholders:
Assumed	32,316	29,479	26,673
Ceded	1,907	3,203	2,590
Reserves for life, accident and health policies:
Assumed	83,810	88,457	91,006
Ceded	43,549	45,840	47,838

No reinsurance contracts with risk-limiting features were identified for disclosure in any year.

NOTE 13 - LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The change in the liability for unpaid accident and health claims and claim adjustment expenses, which is reported in reserves for unpaid claims and reserves for life, accident and health policies in the Balance Sheets - Statutory Basis, is summarized as follows:

	2021	2020	2019
Total reserve for unpaid claims at January 1	$20,162	$22,719	$23,215
Less reinsurance assumed	(18,489)	(20,678)	(23,672)
Plus reinsurance ceded	11,847	12,001	11,370
Direct balance	13,520	14,042	10,913

Incurred related to:
Current year	33,343	27,417	33,138
Prior year	152	(3,296)	65
Total incurred	33,495	24,121	33,203

Paid related to:
Current year	25,946	21,970	27,361
Prior year	2,828	2,673	2,713
Total paid	28,774	24,643	30,074

Direct balance	18,241	13,520	14,042
Plus reinsurance assumed	16,663	18,489	20,678
Less reinsurance ceded	(13,360)	(11,847)	(12,001)
Total reserve for unpaid claims at December 31	$21,544	$20,162	$22,719

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $3,296 for the year ended December 31, 2020. As a result of unfavorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses increased by $152 and $65 for the year ended December 31, 2021 and 2019, respectively. There was no change in methodologies nor assumptions used in calculating the liability for unpaid losses and loss adjustment expenses for the year ended December 31, 2021, 2020, and 2019.

The Company paid assumed reinsurance claims of $4,359, $4,607 and $5,959, and incurred assumed reinsurance claims of $2,532, $2,417 and $2,965 for the years ended December 31, 2021, 2020 and 2019, respectively.
NOTE 13 - LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES, (continued)

The Company paid ceded reinsurance claims of $1,511, $1,712 and $1,652, and incurred ceded reinsurance claims of $3,026, $1,559 and $2,283 for the years ended December 31, 2021, 2020 and 2019, respectively.

Anticipated salvage and subrogation are not included in the Company’s determination of the liability for unpaid claims/losses.

NOTE 14 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death on traditional business. Surrender values are not provided in excess of legally computed reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Reserves for substandard policies are included in the reserves for life, accident and health policies as reflected on the Balance Sheets – Statutory Basis. The corresponding reserves held on such policies are calculated using the same interest rate as standard policies, but employ mortality rates which are multiples of standard mortality.

As of December 31, 2021 and 2020, respectively, the Company had $441,532 and $633,964 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by NY-DFS. Reserves to cover the above insurance totaled $6,251 and $9,383 at December 31, 2021 and 2020, respectively. Included in this total, as of December 31, 2021 and 2020, the Company had $110,462 and $132,692, respectively, of universal life insurance in force for which the guaranteed maturity premiums are less than the CRVM renewal net premiums. Additional reserves for this purpose totaled $5,222 and $7,780, at December 31, 2021 and 2020.

NOTE 15 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

	2021
	General Account	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	—%
At book value less current surrender
charge of 5% or more	1,031	—	1,031	0.9%
At fair value	—	225	225	0.2%
Total with adjustment or at fair value	1,031	225	1,256	1.1%
At book value without adjustment
(minimal or no charge)	106,379	—	106,379	95.4%
Not subject to discretionary withdrawal	3,848	—	3,848	3.5%
Total gross	111,258	225	111,483	100.0%
Reinsurance ceded	—	—	—
Total individual annuity reserves	$111,258	$225	$111,483
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$275	$—	$275

NOTE 15 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2021
	General Account	Separate Account Non-guaranteed	Total	% of Total
Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$46,729	$—	$46,729	6.3%
At book value less current surrender
charge of 5% or more	—	—	—	—%
At fair value	—	430,707	430,707	58.3%
Total with adjustment or at fair value	46,729	430,707	477,436	64.7%
At book value without adjustment
(minimal or no charge)	258,187	—	258,187	35.0%
Not subject to discretionary withdrawal	2,834	—	2,834	0.4%
Total gross	307,750	430,707	738,457	100.0%
Reinsurance ceded	—	—	—
Total group annuity reserves	$307,750	$430,707	$738,457
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$—	$—	$—

Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	—%
At book value less current surrender
charge of 5% or more	—	—	—	—%
At fair value	—	60,957	60,957	63.2%
Total with adjustment or at fair value	—	60,957	60,957	63.2%
At book value without adjustment
(minimal or no charge or adjustment)	1,568	—	1,568	1.6%
Not subject to discretionary withdrawal	33,952	—	33,952	35.2%
Total gross	35,520	60,957	96,477	100.0%
Reinsurance ceded	628	—	628
Total deposit-type funds	$34,892	$60,957	$95,849
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$—	$—	$—
Total annuity reserves and deposit-type funds	$453,900	$491,889	$945,789

NOTE 15 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2020
	General Account	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	0.0%
At book value less current surrender
charge of 5% or more	1,119	—	1,119	1.0%
At fair value	—	198	198	0.2%
Total with adjustment or at fair value	1,119	198	1,317	1.2%
At book value without adjustment
(minimal or no charge)	108,497	—	108,497	95.5%
Not subject to discretionary withdrawal	3,751	—	3,751	3.3%
Total gross	113,367	198	113,565	100.0%
Reinsurance ceded	—	—	—
Total individual annuity reserves	$113,367	$198	$113,565
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$136	$—	$136

Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$49,772	$—	$49,772	6.8%
At book value less current surrender
charge of 5% or more	—	—	—	0.0%
At fair value	—	416,472	416,472	56.7%
Total with adjustment or at fair value	49,772	416,472	466,244	63.5%
At book value without adjustment
(minimal or no charge)	265,233	—	265,233	36.1%
Not subject to discretionary withdrawal	2,892	—	2,892	0.4%
Total gross	317,897	416,472	734,369	100.0%
Reinsurance ceded	—	—	—
Total group annuity reserves	$317,897	$416,472	$734,369

NOTE 15 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2020
	General Account	Separate Account Non-guaranteed	Total	% of Total
Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
At fair value	—	56,225	56,225	61.1%
Total with adjustment or at fair value	—	56,225	56,225	61.1%
At book value without adjustment
(minimal or no charge)	1,598	—	1,598	1.7%
Not subject to discretionary withdrawal	34,227	—	34,227	37.2%
Total gross	35,825	56,225	92,050	100.0%
Reinsurance ceded	626	—	626
Total deposit-type funds	$35,199	$56,225	$91,424
Total annuity reserves and deposit-type funds	$466,463	$472,895	$939,358

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with NY-DFS, and are provided to reconcile annuity reserves and deposit-type funds to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2021	2020
Life and Accident and Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$417,989	$430,247
Exhibit 5, Supplementary Contracts with Life Contingencies, Total (net)	1,019	1,017
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	34,892	35,199
	$453,900	$466,463
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	$430,932	$416,670
Exhibit 4, Line 9, Column 1	60,957	56,225
Combined Total	$491,889	$472,895
Total	$945,789	$939,358

NOTE 16 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of life insurance account value, cash value and reserves as of December 31 are as follows:

	2021
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$95,966	$95,960	$99,786	$—	$—	$—
Universal life with secondary guarantees	145,377	116,935	305,038	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	90,326	73,669	81,837	—	—	—
Other permanent cash value life insurance	—	99,835	158,834	—	—	—
Variable universal life	4,386	4,703	4,396	330	—	330
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	105,418	XXX	XXX	—
Accidental death benefits	XXX	XXX	24	XXX	XXX	—
Disability - active lives	XXX	XXX	3,133	XXX	XXX	—
Disability - disabled lives	XXX	XXX	1,251	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	24,686	XXX	XXX	—
Total gross	336,055	391,102	784,403	330	—	330
Reinsurance ceded	—	—	144,633	—	—	—
Total life reserves	$336,055	$391,102	$639,770	$330	—	$330

	2020
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$97,649	$97,641	$101,079	$—	$—	$—
Universal life with secondary guarantees	144,241	114,117	294,949	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	78,165	62,972	70,155	—	—	—
Other permanent cash value life insurance	—	92,766	151,822	—	—	—
Variable universal life	5,580	5,806	5,586	260	—	260
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	101,140	XXX	XXX	—
Accidental death benefits	XXX	XXX	24	XXX	XXX	—
Disability - active lives	XXX	XXX	2,939	XXX	XXX	—
Disability - disabled lives	XXX	XXX	1,210	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	59,052	XXX	XXX	—
Total gross	325,635	373,302	787,956	260	—	260
Reinsurance ceded	—	—	145,878	—	—	—
Total life reserves	$325,635	$373,302	$642,078	$260	$—	$260

NOTE 16 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS, (continued)

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with NY-DFS, and is provided to reconcile life reserves to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2021	2020
Life and Accident and Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$613,463	$581,894
Exhibit 5, Accidental Death Benefits Section, Total (net)	17	16
Exhibit 5, Disability - Active Lives Section, Total (net)	1,009	904
Exhibit 5, Disability - Disabled Lives Section, Total (net)	1,036	1,010
Exhibit 5, Miscellaneous Reserves Section, Total (net)	24,245	58,254
	$639,770	$642,078
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	$330	$260
	330	260
Total	$640,100	$642,338

NOTE 17 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations at December 31 are as follows:

	2021		2020
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$502	$122	$594	$141
Ordinary renewal	(263)	2,525	487	3,477
Total	$239	$2,647	$1,081	$3,618

NOTE 18 - SEPARATE ACCOUNTS

Separate accounts held by the Company offer no investment experience guarantees and relate to individual variable life and annuity policies, group annuity contracts and group funding agreements of a nonguaranteed return nature, as approved by the state of domicile pursuant to the Company’s certificate of authority. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The assets and liabilities of the account are legally separated or insulated from other Company assets and liabilities. The assets of the separate account are carried at NAV.

Variable life and annuities provide an incidental death benefit of the greater of account value or premium paid. The Company offers a policy with a step up minimum guaranteed death benefit option and a guaranteed lifetime withdrawal benefit. The minimum guaranteed death benefit reserve and the guaranteed lifetime withdrawal benefit reserve is held in reserves for life, accident and health policies line of the Balance Sheets – Statutory Basis.

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2021 and 2020, the Company reported assets and liabilities from variable universal life, variable annuities, funding agreements and group annuities product lines in a separate account.

In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated from the general account.

As of December 31, 2021 and 2020 the Company’s Separate Account Statements included legally insulated assets of $492,219 and $473,155, respectively.

NOTE 18 - SEPARATE ACCOUNTS, (continued)

The Company does not engage in securities lending transactions within the separate account.

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	2021	2020	2019
For the year ended December 31:
Premiums, considerations or deposits	$59,900	$90,919	$68,931
At December 31:
Reserves by valuation basis
For accounts with assets at:
Fair value[1]	$492,219	$473,155

Reserves subject to discretionary withdrawal:
At fair value	$492,219	$473,155
Total included in “Separate account liabilities” in the
Balance Sheets – Statutory Basis	$492,219	$473,155

Following is a reconciliation of net transfers to (from) separate accounts at December 31:

	2021	2020	2019
Transfers as reported in the Statements of Income and
Changes in Surplus of the Separate Accounts Statement:
Transfers to the separate accounts[1]	$55,391	$81,554	$57,472
Transfers from the separate accounts	(98,640)	(107,865)	(77,868)
Net transfers from separate accounts	(43,249)	(26,311)	(20,396)
Reconciling adjustments:
Assumption reinsurance	—	—	—
Deposit-type contracts assumption reinsurance	—	—	—
Modco reinsurance agreement	21	20	14
Net transfers from separate accounts in the Summary of
Operations and Changes in Capital and Surplus –Statutory
Basis of the Company	$(43,228)	$(26,291)	$(20,382)
1There are no assumption reinsurance transfers in any year.

NOTE 19 - RECONCILING ITEMS TO ANNUAL STATEMENT

At December 31, 2021 the Company recorded charges for impairments of $3,577, a decrease of $327 from December 31, 2020, related to a ceded reinsurer under rehabilitation. Certain reclassifications have been made to these financial statements from those filed with the NY-DFS and the audited financial statements as follows. There was no impact on Total Liabilities, Total Expenses or Surplus as filed in the Annual Statement.

	As Filed	Reclassification Adjustment	Audited Financial Statements
Reserves for life, accident and health policies	$1,082,510	$3,577	$1,086,087
Other liabilities	14,335	(3,577)	10,758

Change in reserves for life, accident and health policies	(13,234)	(327)	(13,561)
General insurance expenses	28,272	327	28,599